UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2026

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

550 King Street, Bldg. A, Ste. 100 Littleton, Massachusetts	01460-6245
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2026, Precision Optics Corporation, Inc. (the “Company”) entered into a new Lease Agreement (the “Lease”) with Equity Assets, Inc. (the “Landlord”), for its existing location at 22-28 East Broadway, Gardner, Massachusetts for a one year term, with a term commencement date of July 1, 2026. The Lease is for approximately 12,292 rentable square feet of commercial space (the “Premises”).

The Lease includes two options to extend the one year term for additional one-year periods, exercisable with at least six months’ prior written notice. The monthly rent from July 1, 2026 through December 31, 2026 is $13,316.33. On January 1, 2027 the monthly rent increases to $13,715.82 per month for the calendar year 2027, with subsequent 3.0% per annum increases in the monthly rent thereafter as set forth in the Lease.

In addition to base rent, the Company is responsible for all personal property taxes for the Premises and the Landlord is responsible for any and all real estate taxes and assessments against the Premises. The Lease provides for the permitted use of the Premises for design, and manufacturing of optical components and products for advance medical, industrial, aerospace and military applications.

The foregoing description of the Lease does not purport to be a complete statement of the parties’ rights and obligations and is qualified in its entirety by reference to the full text of the Lease, including all exhibits and schedules thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Lease, dated October 28, 2026, by and between Equity Assets, Inc. and Precision Optics Corporation, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Dated: October 30, 2026	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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